UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6083

Name of Registrant: Vanguard Ohio Tax-Free Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2003 - May 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R) OHIO TAX-EXEMPT FUNDS

May 31, 2004


SEMIANNUAL REPORT

VANGUARD(R) OHIO TAX-EXEMPT MONEY MARKET FUND

VANGUARD(R) OHIO LONG-TERM TAX-EXEMPT FUND

[THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT

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This report contains information that can help you evaluate your investment.  It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

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CONTENTS

1      LETTER FROM THE CHAIRMAN
5      REPORT FROM THE ADVISOR
7      FUND PROFILES
8      GLOSSARY OF INVESTMENT TERMS
9      PERFORMANCE SUMMARIES
11     ABOUT YOUR FUND'S EXPENSES
13     FINANCIAL STATEMENTS
30     ADVANTAGES OF VANGUARD.COM

SUMMARY
* The Vanguard Ohio Tax-Exempt Funds provided returns consistent with an environment of low, but rising, interest rates.
* The yield of the Tax-Exempt Money Market Fund budged only slightly, while the yield of the Long-Term Tax-Exempt Fund rose as the prices of its bonds declined.
*    The returns of both funds exceeded the average returns of their peer funds.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

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LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder,

During the six months ended May 31, 2004, surprisingly strong economic growth fueled fears of inflation, boosting the yields (and depressing the prices) of most municipal bonds. The shortest-term securities--those held by money market portfolios--were an exception to this pattern.

Their yields held steady as investors awaited the Federal Reserve Board's June meeting on monetary policy.

[PICTURES OF JOHN J. BRENNAN]

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TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                    MAY 31, 2004
--------------------------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT
MONEY MARKET FUND                                                           0.4%
  (SEC 7-Day Annualized Yield: 0.94%)
Average Ohio Tax-Exempt
  Money Market Fund*                                                         0.2
--------------------------------------------------------------------------------
VANGUARD OHIO LONG-TERM
  TAX-EXEMPT FUND                                                          -0.4%
Lehman 10 Year Municipal Bond Index                                         -0.1
Average Ohio Municipal Debt Fund*                                           -0.8
Lehman Municipal Bond Index                                                 -0.2
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The Vanguard Ohio Tax-Exempt Funds provided returns consistent with these trends. The Long-Term Tax-Exempt Fund returned -0.4%, as its interest income was not enough to offset the decline in bond prices. The Tax-Exempt Money Market Fund returned 0.4%. The returns of both funds exceeded the average returns of their peer groups. The funds' starting and ending net asset values and distributions to shareholders in the period appear on page 4.

The funds' yields also reflected the market environment, rising slightly for the Tax-Exempt Money Market Fund and more significantly for the Long-Term Tax-Exempt Fund. At the end of the six-month period, the Tax-Exempt Money Market Fund offered a yield of 0.94%, representing a taxable-equivalent yield of 1.56% for investors in the highest federal tax bracket. (This calculation accounts for federal and state taxes, but not local taxes or the possibility that an investor might be subject to the alternative minimum tax.) The Long-Term Tax-Exempt Fund provided a yield of 3.85%, for a taxable-equivalent yield of 6.40%.

STRENGTHENING ECONOMY PUSHED BOND YIELDS HIGHER

The fixed income markets were quiet for much of the six months, but interest rates rose sharply in April as the economic expansion gathered momentum, raising the specter of inflation. The yield of the benchmark 10-year U.S. Treasury note increased 32 basis points during the period, from 4.33% to 4.65%, as bond prices declined. The Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 0.6%.

The yields of short-term securities rose in expectation of actions by the Fed to boost interest rates, but those of the shortest-term securities were relatively stable. The yield of the 3-month Treasury bill, a proxy for money market rates, closed the period at 1.06%, compared with 0.93% when the fiscal year began.

A more pronounced version of these dynamics was at play in the municipal bond market. Municipal yields rose more sharply than Treasury rates, producing steeper price declines and causing municipal bonds to trail their Treasury counterparts. The yield of a 10-year AAA-rated general-obligation bond rose 38 basis points to 3.93%. The broad municipal market, as measured by the Lehman Municipal Bond Index, returned -0.2%.

STOCKS ROSE, THEN STALLED

The fiscal half-year opened with strong returns in domestic and foreign stock markets, as the bull market of 2003 spilled into January. Toward the end of the period, stock prices retreated. For the six months, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. Large-capitalization stocks fared better than smaller stocks, and value-oriented shares (those that generally trade at below-market

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2004
                                                      --------------------------
                                                          SIX     ONE       FIVE
                                                       MONTHS    YEAR     YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                              0.6%   -0.4%       6.8%
(Broad taxable market)
Lehman Municipal Bond Index                              -0.2     0.0        5.5
Citigroup 3-Month Treasury Bill Index                     0.5     1.0        3.2
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                          6.4%   18.9%      -1.0%
Russell 2000 Index (Small-caps)                           4.5    30.3        6.7
Dow Jones Wilshire 5000 Index                             6.4    20.5       -0.5
(Entire market)
MSCI All Country World Index
ex USA (International)                                    9.6    33.2        1.4
================================================================================
CPI
Consumer Price Index                                     2.5%    3.1%       2.6%
--------------------------------------------------------------------------------
*Annualized.

valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

PERFORMANCE WAS SUBDUED, BUT PROSPECTS BRIGHTENED

During the first half of fiscal 2004, the Long-Term Tax-Exempt Fund produced a negative total return, but the period was marked by some positives. The most significant influence on performance was the rise in interest rates (or, put differently, the decline in bond prices). The increase in rates was felt most by securities with maturities of less than 10 years.

Rising rates reduced the capital value of the fund's shares by -2.6%, which was partially offset by the fund's six-month income return of 2.2%. (It's worth noting that a bond fund's semiannual return includes just a half-year's worth of interest income but reflects the full impact of any price changes resulting from interest rate trends.) During the six months, the fund's advisor--Vanguard Fixed Income Group--kept the fund's average duration (a measure of its interest rate sensitivity) near the short end of its typical range. This positioning helped moderate the effect of rising rates.

Two positive developments--mostly prospective--were Ohio's improving fiscal strength, which enhances the attractiveness of the state's debt, and an improvement in the relative valuation between Treasury and municipal securities. With the latter, the bad news is that the more attractive valuation simply reflects the swifter decline in municipal prices than in Treasury prices. The good news is that new municipal investments and reinvested distributions can be put to work at higher absolute yields and at more attractive yields relative to Treasuries.

For the Tax-Exempt Money Market Fund, the yield was mostly stable; it rose just 1 basis point during the six months. The fund maintained a net asset value of $1 per share (as is expected, but not guaranteed) and generated a higher return than its peer-group average. The advisor made few changes to the composition of the high-credit-quality portfolio.

As I noted at the outset, both funds' returns surpassed the average returns of their peer groups, a tribute to the talents of Vanguard Fixed Income Group and also to the funds' very low operating expenses. Low costs are important in any environment, but their value is especially apparent in times of low interest rates, such as those of the past few years. For more information about the funds and the municipal bond market, please see the Report from the Advisor, which begins on page 5; additional information about expenses is on pages 11 and 12.

THOUGH THERE ARE NEW CONCERNS, OUR ADVICE IS THE SAME

Not long ago, in the punishing bear market, we were counseling investors not to give up on stocks. Today, investor apprehension seems to have relocated to the bond market, but our message is the same. The best response to the ever-changing risks of the financial markets is to develop a plan and stick with it. A sensible plan includes a mix of stock, bond, and money market funds weighted in proportions appropriate to your unique circumstances. When a tough period strikes one asset class, some of the pain can be offset by better performance in another. Over time, this simple, balanced approach puts you in a good position to meet your financial goals.

Thank you for entrusting your assets to us.

Sincerely,

[/s/JOHN J. BRENNAN]
John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
JUNE 16, 2004



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              NOVEMBER 30, 2003--MAY 31, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                                 STARTING       ENDING      INCOME       CAPITAL
OHIO TAX-EXEMPT FUND          SHARE PRICE  SHARE PRICE   DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Money Market                       $ 1.00       $ 1.00      $0.004        $0.000
Long-Term                           12.45        12.04       0.272         0.092
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------

Interest rates declined for much of the six months ended May 31, 2004, but reversed course in the final two months, finishing the period significantly higher than where they started. The Vanguard Ohio Tax-Exempt Funds produced total returns consistent with this environment: 0.4% for the Tax-Exempt Money Market Fund and -0.4% for the Long-Term Tax-Exempt Fund. The rise in interest rates was most pronounced among shorter-maturity bonds, flattening the yield curve. (In other words, the interest rate spread between short- and long-term bonds narrowed.)

THE INVESTMENT ENVIRONMENT

The economy expanded strongly during the semiannual period. In the fourth quarter of 2003, real (inflation-adjusted) gross domestic product increased an annualized 4.1%, and in the first quarter of 2004 it rose 3.9%. Business capital spending accelerated, adding fuel to an economic engine that had been powered mostly by the consumer over the past few years.

Although the Federal Reserve Board maintained its target for the federal funds rate at 1.00% during the six months, both the bond market's and the Fed's focus seemed to shift from the possibility of defla-tion to signs of incipient infla-tion. At its May 4 meeting, the Fed's Open Market Committee said it was adopting a "measured" approach to current monetary policy, a statement widely interpreted as a signal that the Fed would soon begin to raise rates to offset inflationary pressures. As the six-month period ended, the market was forecasting that the Fed would boost its rate target. Fed officials are expected to implement any rate increases slowly over a lengthy period.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and Ohio income taxes by investing in high-quality securities issued by Ohio state, county, and municipal governments.
--------------------------------------------------------------------------------

On balance, the economic signals were positive, but concerns remained, including those associated with the soaring price of oil. Although OPEC members indicated that they planned to boost production, the price of a barrel of crude at the end of May was still around $40, and gasoline prices were stuck at more than $2 a gallon as the summer driving season began. Our assessment is that the economy will continue to expand, and--in keeping with the market consensus--we believe that the Fed will gradually raise rates to protect against any reemergence of inflation.

MUNIS GENERALLY UNDERPERFORMED TREASURIES

Except for the longest-term bonds, rate increases (and the corresponding price declines) were sharper among municipal securities than among U.S. Treasury securities, leading munis to underperform. Because of the widespread anticipation of rate increases by the Fed, shorter-term munis--those with maturities of less than 10 years--were hit particularly hard, as illustrated by the increase in yields in the adjacent table.

--------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
(AAA-RATED GENERAL-OBLIGATION ISSUES)
                                                                          CHANGE
MATURITY              NOV. 30, 2003        MAY 31, 2004           (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                       1.40%               2.00%                      +60
5 years                        2.39                3.10                      +71
10 years                       3.55                3.93                      +38
30 years                       4.72                4.99                      +27
--------------------------------------------------------------------------------
Source: The Vanguard Group.

In Ohio, the supply of newly issued municipal bonds increased 26.1% compared with the same period a year ago--from $4.6 billion in the first half of fiscal 2003 to $5.8 billion this fiscal half-year. The performances of the Vanguard Ohio Tax-Exempt Funds were in line with their market segments. We maintained our focus on the market's higher-quality issues, and as we had during the previous six months, we positioned the funds defensively relative to interest rate risk. The portfolios' average maturities and durations ended the period at the low end of their prescribed ranges. Both funds provided higher returns than their peer-group averages.

An important advantage we continue to enjoy relative to peer funds is our lower costs. Despite the rise in interest rates, yields remain at very low levels by historical standards. Even seemingly modest differences in expense ratios can consume a large proportion of the yield available to shareholders.

Robert F. Auwaerter, PRINCIPAL
Christopher M. Ryon, PRINCIPAL
Pamela Wisehaupt Tynan, PRINCIPAL
John M. Carbone, PRINCIPAL
VANGUARD FIXED INCOME GROUP                                   JUNE 18, 2004

--------------------------------------------------------------------------------
AS OF 5/31/2004

FUND PROFILES
These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.
--------------------------------------------------------------------------------
OHIO TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES

Yield                                                                       0.9%
Average Weighted Maturity                                                46 days
Average Quality                                                            MIG-1
Expense Ratio                                                             0.15%*
--------------------------------------------------------------------------------

OHIO LONG-TERM
TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                        COMPARATIVE        BROAD
                                                 FUND       INDEX**       INDEX+
Number of Issues                                  247         9,079       48,257
Yield                                            3.9%            --           --
Yield to Maturity                              4.0%++            --           --
Average Coupon                                   4.7%          5.2%         5.2%
Average Effective Maturity                  6.4 years     7.2 years    9.1 years
Average Quality                                   AA+           AA+          AA+
Average Duration                            5.0 years     5.8 years    6.3 years
Expense Ratio                                  0.15%*            --           --
Short-Term Reserves                                6%            --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                             COMPARATIVE                   BROAD
                                      FUND       INDEX**       FUND       INDEX+
R-Squared                             0.98          1.00       0.98         1.00
Beta                                  1.00          1.00       1.15         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% of portfolio)

Under 1 Year                                                                  7%
1-5 Years                                                                     22
5-10 Years                                                                    61
10-20 Years                                                                   10
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)

MIG-1/SP-1+                                                                  70%
A-1/P-1                                                                       29
AAA                                                                            1
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of portfolio)

AAA                                                                          80%
AA                                                                            16
A                                                                              1
BBB                                                                            3
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY                     HIGH
AVERAGE MATURITY                   LONG
--------------------------------------------------------------------------------

  *Annualized.
**Lehman 10 Year Municipal Bond Index.
  +Lehman Municipal Bond Index.
++Before expenses.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

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GLOSSARY OF INVESTMENT TERMS
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AVERAGE COUPON.  The average  interest rate paid on the fixed income  securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------

AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------

AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------

AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------

YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 5/31/2004

PERFORMANCE SUMMARIES
ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUNDS. (FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE OHIO TAX-EXEMPT MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns. FOR BOND FUNDS, BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

OHIO TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-MAY 31, 2004
                                              OHIO TAX-EXEMPT            AVERAGE
                                              MONEY MARKET FUND            FUND*
FISCAL                                               TOTAL                 TOTAL
YEAR                                                RETURN                RETURN
--------------------------------------------------------------------------------
1994                                                  2.6%                  2.4%
1995                                                   3.8                   3.5
1996                                                   3.4                   3.1
1997                                                   3.5                   3.2
1998                                                   3.4                   3.1
1999                                                   3.0                   2.8
2000                                                  4.0%                  3.6%
2001                                                   3.0                   2.6
2002                                                   1.4                   1.0
2003                                                   0.9                   0.6
2004**                                                 0.4                   0.2
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/2004): 0.94%
--------------------------------------------------------------------------------

 *Returns  for  the  Average  Ohio Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
**Six months ended May 31, 2004.
Note: See Financial Highlights table on page 26 for dividend information.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

--------------------------------------------------------------------------------
                                                                TEN YEARS
                                               ONE   FIVE  ---------------------
                              INCEPTION DATE  YEAR  YEARS  CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund  6/18/1990 0.89%  2.33%    0.00%  2.85%  2.85%
--------------------------------------------------------------------------------

OHIO LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-MAY 31, 2004
--------------------------------------------------------------------------------
                                          OHIO LONG-TERM
                                          TAX-EXEMPT FUND                LEHMAN*
FISCAL                        CAPITAL        INCOME          TOTAL         TOTAL
YEAR                           RETURN        RETURN         RETURN        RETURN
--------------------------------------------------------------------------------
1994                           -11.2%          4.9%          -6.3%         -4.5%
1995                             13.1           6.4           19.5          18.6
1996                              0.3           5.4            5.7           5.7
1997                              0.9           5.4            6.3           7.1
1998                              2.6           5.2            7.8           8.1
1999                             -6.9           4.8           -2.1          -0.4
2000                             3.2%          5.6%           8.8%          7.7%
2001                              3.7           5.2            8.9           8.2
2002                              1.8           4.9            6.7           6.7
2003                              2.8           4.6            7.4           6.9
2004**                           -2.6           2.2           -0.4          -0.1
--------------------------------------------------------------------------------
  *Lehman 10 Year Municipal Bond Index.
 **Six months ended May 31, 2004.
Note: See Financial Highlights table on page 27 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

--------------------------------------------------------------------------------
                                                                  TEN YEARS
                                               ONE   FIVE  ---------------------
                              INCEPTION DATE  YEAR  YEARS   CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Ohio Long-Term Tax-Exempt Fund     6/18/1990 5.48%  6.10%     1.44%  5.21% 6.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
                                      BEGINNING           ENDING        EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING
OHIO TAX-EXEMPT FUND                 11/30/2003        5/31/2004         PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Money Market                             $1,000           $1,004           $0.75
Long-Term                                 1,000              996            0.75
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN
Money Market                             $1,000           $1,049           $0.77
Long-Term                                 1,000            1,049            0.77
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP

OHIO TAX-EXEMPT FUND                                         FUND    PEER-GROUP*
--------------------------------------------------------------------------------
Money Market                                                0.15%          0.67%
Long-Term                                                    0.15           1.13
--------------------------------------------------------------------------------
*Peer groups are: for the Ohio Tax-Exempt Money Market Fund, the Average Ohio Tax-Exempt Money Market Fund; for the Ohio Long-Term Tax-Exempt Fund, the Average Ohio Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds' expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 5/31/2004     FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                                 MATURITY    AMOUNT     VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                                         COUPON                     DATE     (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.8%)
------------------------------------------------------------------------------------------------------------------------------
Akron OH BAN                                                               2.00%                11/4/2004   $ 4,500 $    4,518
Akron OH Income Tax Rev. (Community Learning Center)                       2.00%            12/1/2004 (3)     2,000      2,009
Akron OH Income Tax Rev.
(Community Learning Center) TOB VRDO                                       1.12%            6/7/2004 (3)+     2,320      2,320
Butler County OH BAN                                                       2.00%                9/23/2004    11,000     11,030
Butler County OH BAN                                                       2.00%               10/14/2004     6,245      6,267
Butler County OH Hosp. Fac. Rev.
(Middletown Regional Hosp.) VRDO                                           1.08%             6/7/2004 LOC     4,695      4,695
Canfield OH Local School Dist. BAN                                         2.00%                9/23/2004     5,000      5,013
Cincinnati OH City School Dist. GO                                         5.00%            12/1/2004 (1)     1,800      1,835
Cincinnati OH City School Dist. GO TOB VRDO                                1.08%            6/7/2004 (4)+     7,745      7,745
Cincinnati OH City School Dist. GO TOB VRDO                                1.12%            6/7/2004 (4)+     3,560      3,560
Cleveland OH Airport System Rev. TOB VRDO                                  1.16%            6/7/2004 (4)+     1,500      1,500
Cleveland OH Airport System Rev. VRDO                                      1.05%             6/7/2004 (4)    18,900     18,900
Cleveland OH State Univ. Rev. VRDO                                         1.08%             6/7/2004 (3)    14,535     14,535
Cleveland OH Water Works Rev.                                              6.00%             1/1/2005 (1)     4,545      4,669
Clinton County OH Hosp. Rev. (Memorial Hosp.) VRDO                         1.06%             6/7/2004 LOC    23,300     23,300
Columbus OH Sewer VRDO                                                     1.07%                 6/7/2004     7,700      7,700
Cuyahoga County OH BAN                                                     2.00%                9/16/2004     8,550      8,572
Cuyahoga Falls OH Notes                                                    2.00%               12/16/2004     7,000      7,032
Fairfield County OH BAN                                                    2.00%                9/24/2004     1,469      1,473
Franklin County OH Hosp. Rev. (OhioHealth Corp.) VRDO                      1.05%             6/7/2004 LOC     7,400      7,400
Franklin County OH Hosp. Rev. (U.S. Health Corp.) VRDO                     1.04%             6/7/2004 LOC    19,270     19,270
Grove City OH BAN                                                          1.50%                6/24/2004     6,700      6,702
Grove City OH BAN                                                          1.75%                12/8/2004     7,396      7,420

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                                 MATURITY    AMOUNT     VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                                         COUPON                     DATE     (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Hamilton County OH Hosp. Fac. Rev.
(Health Alliance of Greater Cincinnati) VRDO                               1.06%             6/7/2004 (1)   $12,130 $   12,130
Hamilton County OH Hosp. Fac. Rev.
(Health Alliance of Greater Cincinnati) VRDO                               1.06%             6/7/2004 (1)     6,485      6,485
Hamilton OH Electric System Rev. VRDO                                      1.05%             6/7/2004 (4)     4,000      4,000
Hamilton OH Electric System Rev. VRDO                                      1.05%             6/7/2004 (4)    21,060     21,060
Huron County OH Hosp. Fac. Rev.
(Fisher-Titus Medical Center) VRDO                                         1.08%             6/7/2004 LOC    10,000     10,000
Independence OH BAN                                                        2.25%                5/11/2005     8,400      8,474
Kent State Univ. OH VRDO                                                   1.08%             6/7/2004 (1)    16,200     16,200
Lakewood OH BAN                                                            1.25%                 6/3/2004     4,331      4,331
Lakewood OH BAN                                                            2.25%                 6/2/2005     5,100      5,132
Lebanon OH BAN                                                             2.00%                9/22/2004     3,500      3,509
Lebanon OH City School Dist. BAN                                           1.44%                8/12/2004     2,000      2,001
Licking County OH Joint Vocational School Dist. TOB VRDO                   1.10%            6/7/2004 (1)+     2,085      2,085
Licking Heights OH Local School Dist. BAN                                  1.75%                8/12/2004     7,250      7,259
Licking Heights OH Local School Dist. BAN                                  2.00%                8/12/2004     5,000      5,009
Madeira OH City School Dist. BAN                                           1.75%               10/12/2004     5,000      5,011
Mason OH City School Dist. BAN                                             2.00%                2/10/2005     5,450      5,484
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO                                         1.05%                 6/7/2004    15,700     15,700
Ohio Air Quality Dev. Auth.
(Columbus Southern Power) VRDO                                             1.07%             6/7/2004 LOC     9,000      9,000
Ohio Building Auth. Rev. (State Correctional Fac.)                         5.25%                10/1/2004     1,000      1,014
Ohio Building Auth. Rev. (State Correctional Fac.)                         5.70%                10/1/2004     2,725      2,766
Ohio Building Auth. Rev. (State Correctional Fac.)                         5.90%    10/1/2004 (1)(Prere.)     4,435      4,594
Ohio Building Auth. Rev. (Vera Rifle Center) TOB VRDO                      1.13%               6/7/2004 +     6,335      6,335
Ohio Common Schools GO TOB VRDO                                            1.10%               6/7/2004 +     2,605      2,605
Ohio Common Schools GO TOB VRDO                                            1.10%               6/7/2004 +     4,315      4,315
Ohio GO                                                                    4.50%                 8/1/2004     2,000      2,011
Ohio GO TOB VRDO                                                           1.10%            6/7/2004 (2)+     7,525      7,525
Ohio GO TOB VRDO                                                           1.11%            6/7/2004 (4)+     2,955      2,955
Ohio Higher Educ. Capital Fac. Rev. TOB VRDO                               1.12%               6/7/2004 +     5,255      5,255
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) CP                                            0.98%                6/10/2004     4,000      4,000
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) CP                                            1.16%                8/11/2004     5,000      5,000
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) CP                                            1.07%                8/12/2004     5,000      5,000
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) VRDO                                          1.08%                 6/1/2004       200        200
Ohio Higher Educ. Fac. Comm. Rev.
(College Mount St. Joseph) VRDO                                            1.09%             6/7/2004 LOC    16,700     16,700
Ohio Higher Educ. Fac. Comm. Rev.
(John Carroll Univ.) VRDO                                                  1.08%             6/7/2004 LOC     4,600      4,600
Ohio Higher Educ. Fac. Comm. Rev.
(Kenyon College) VRDO                                                      1.12%                 6/7/2004    10,300     10,300
Ohio Higher Educ. Fac. Comm. Rev.
(Mount Union College) VRDO                                                 1.09%             6/7/2004 LOC     1,365      1,365
Ohio Higher Educ. Fac. Comm. Rev.
(Pooled Financing) VRDO                                                    1.07%             6/7/2004 LOC     8,635      8,635

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                                 MATURITY    AMOUNT     VALUE*
                                                                          COUPON                     DATE     (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Ohio Higher Educ. GO TOB VRDO                                              1.12%               6/7/2004 +   $17,570 $   17,570
Ohio Higher Educ. GO TOB VRDO                                              1.12%               6/7/2004 +    20,705     20,705
Ohio Housing Finance Agency Mortgage Rev. TOB VRDO                         1.15%               6/7/2004 +     9,485      9,485
Ohio Housing Finance Agency Mortgage Rev. TOB VRDO                         1.15%               6/7/2004 +     5,135      5,135
Ohio Housing Finance Agency Mortgage Rev. VRDO                             1.09%                 6/7/2004     6,090      6,090
Ohio Housing Finance Agency Mortgage Rev. VRDO                             1.12%                 6/7/2004    10,660     10,660
Ohio Housing Finance Agency Mortgage Rev. VRDO                             1.13%                 6/7/2004     8,000      8,000
Ohio Housing Finance Agency Mortgage Rev. VRDO                             1.13%                 6/7/2004    14,545     14,545
Ohio Housing Finance Agency Mortgage Rev. VRDO                             1.13%                 6/7/2004     1,880      1,880
Ohio Infrastructure Improvement GO TOB VRDO                                1.10%               6/7/2004 +     2,595      2,595
Ohio Infrastructure Improvement GO TOB VRDO                                1.11%               6/7/2004 +     7,820      7,820
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO                     1.13%                 6/1/2004    14,600     14,600
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO                     1.13%                 6/1/2004       200        200
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO                     1.13%                 6/1/2004     8,300      8,300
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO                     1.13%                 6/1/2004     1,300      1,300
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO                     1.13%                 6/1/2004     8,500      8,500
Ohio State Univ. General Receipts Rev.                                     1.75%                 6/1/2004     7,740      7,740
Ohio State Univ. General Receipts Rev. CP                                  1.00%                9/10/2004    18,295     18,295
Ohio Water Dev. Auth. PCR (Ohio Edison Co.) VRDO                           1.13%             6/1/2004 LOC    14,200     14,200
Ohio Water Dev. Auth. Rev. (Pure Water) VRDO                               1.06%             6/7/2004 (1)     5,800      5,800
Ohio Water Dev. Auth. Water PCR TOB VRDO                                   1.10%               6/7/2004 +     8,280      8,280
Painesville OH Local School Dist. BAN                                      1.76%                2/17/2005     2,500      2,506
Port of Greater Cincinnati OH Dev. Auth. Rev.
(National Underground Railroad Freedom Center) VRDO                        1.12%             6/7/2004 LOC     7,000      7,000
Powell OH BAN                                                              1.50%                11/3/2004     2,500      2,504
Rickenbacker OH Port Auth. Econ. Dev. Rev.
(YMCA of Central Ohio) VRDO                                                1.07%             6/7/2004 LOC    10,500     10,500
Stow OH BAN                                                                2.50%                5/12/2005    14,645     14,806
Summit County OH Rev.
(Western Reserve Academy) VRDO                                             1.09%             6/7/2004 LOC     6,000      6,000
Sylvania OH City School Dist. BAN                                          1.48%                7/29/2004     2,500      2,501
Talawanda OH City School Dist. BAN                                         1.75%                 8/3/2004     3,100      3,103
Toledo OH City School Dist. GO TOB VRDO                                    1.11%            6/7/2004 (3)+     5,600      5,600
Toledo OH City Services Special Assessment VRDO                            1.08%             6/7/2004 LOC     5,000      5,000
Toledo OH City Services Special Assessment VRDO                            1.08%             6/7/2004 LOC     7,200      7,200
Univ. of Akron OH General Receipts Rev. VRDO                               1.05%             6/7/2004 (3)     5,000      5,000
Univ. of Cincinnati OH General Receipts VRDO                               1.05%             6/7/2004 (2)    21,755     21,755
Univ. of Toledo OH General Receipts VRDO                                   1.09%             6/1/2004 (3)    11,725     11,725
Westlake OH BAN                                                            1.25%                6/10/2004     7,000      7,000
Westlake OH BAN                                                            1.80%                 6/9/2005     1,682      1,685
Willoughby OH BAN                                                          1.75%               12/16/2004     4,450      4,465
OUTSIDE OHIO:
Puerto Rico Electric Power Auth. Rev.                                     6.375%        7/1/2004 (Prere.)     3,075      3,150
Puerto Rico Public Finance Corp. TOB VRDO                                  1.08%           6/7/2004 (11)+    10,000     10,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $738,710)                                                                                                        738,710
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
OHIO TAX-EXEMPT MONEY MARKET FUND                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                  $    4,853
Liabilities                                                             (17,612)
                                                                      ----------
                                                                        (12,759)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 725,665,241 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)                       $ 725,951
================================================================================
NET ASSET VALUE PER SHARE                                                  $1.00
================================================================================
*See Note A in Notes to Financial Statements.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2004, the aggregate value of these securities was $133,390,000, representing 18.4% of net assets.
For key to abbreviations and other references, see page 23.

--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                     AMOUNT                  PER
                                                      (000)                SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                    $725,668                $1.00
Undistributed Net Investment Income                      --                   --
Accumulated Net Realized Gains                          283                   --
Unrealized Appreciation                                  --                   --
--------------------------------------------------------------------------------
NET ASSETS                                         $725,951                $1.00
================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                                  MATURITY   AMOUNT     VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                                            COUPON                      DATE    (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.9%)
------------------------------------------------------------------------------------------------------------------------------
Adams County OH School Dist. GO                                            5.55%             12/1/2009 (1)   $1,000 $    1,072
Akron OH Bath & Copley Joint Township Hosp. Dist. Rev.
(Akron Medical Center)                                                     5.50%              1/1/2008 (2)    1,000      1,013
Akron OH Bath & Copley Joint Township Hosp. Dist. Rev.
(Akron Medical Center)                                                    5.375%              1/1/2017 (2)    3,000      3,156
Akron OH GO                                                                5.50%             12/1/2018 (1)    1,315      1,423
Akron OH Income Tax Rev. (Community Learning Center)                       5.25%             12/1/2018 (3)    1,240      1,314
Akron OH Income Tax Rev. (Community Learning Center)                       5.25%             12/1/2019 (3)    1,515      1,597
American Muni. Power Ohio Inc. (Omega JV)                                  5.25%              1/1/2014 (2)    2,625      2,824
American Muni. Power Ohio Inc. (Omega JV)                                  5.25%              1/1/2015 (2)    2,865      3,032
American Muni. Power Ohio Inc. (Omega JV)                                  5.25%              1/1/2016 (2)    1,015      1,072
Amherst OH Exempt Village School Dist. GO                                  5.75%             12/1/2017 (3)    1,300      1,437
Amherst OH Exempt Village School Dist. GO                                  5.75%             12/1/2018 (3)    1,300      1,437
Athens OH City School Dist. GO                                             6.65%             12/1/2013 (4)      640        774
Athens OH City School Dist. GO                                             6.65%             12/1/2014 (4)      680        828
Athens OH City School Dist. GO                                             6.65%             12/1/2015 (4)      725        881
Athens OH City School Dist. GO                                             6.65%             12/1/2016 (4)      770        940
Aurora County OH School Dist. GO                                           5.80%             12/1/2005 (3)    3,000      3,240
Avon OH Local School Dist. GO                                              5.25%             12/1/2023 (1)      745        770
Avon OH Local School Dist. GO                                              5.25%             12/1/2029 (1)    2,400      2,440
Bowling Green State Univ. Ohio General Receipts Rev.                       5.75%              6/1/2012 (3)      750        841
Bowling Green State Univ. Ohio General Receipts Rev.                       5.75%              6/1/2013 (3)    2,250      2,518
Bowling Green State Univ. Ohio General Receipts Rev.                       5.75%              6/1/2014 (3)    1,190      1,331
Bowling Green State Univ. Ohio General Receipts Rev.                       5.75%              6/1/2015 (3)      500        551
Butler County OH GO                                                        5.25%                 12/1/2016    1,570      1,685
Butler County OH GO                                                        5.25%                 12/1/2017    1,655      1,763
Butler County OH Sewer System Rev.                                        5.375%             12/1/2015 (3)    1,230      1,324
Butler County OH Transp. Improvement Dist. Rev.                            6.00%              4/1/2011 (4)    4,000      4,479
Butler County OH Transp. Improvement Dist. Rev.                            6.00%              4/1/2012 (4)    2,320      2,598
Canal Winchester OH Local School Dist. GO                                  6.00%             12/1/2013 (3)    1,680      1,949
Canal Winchester OH Local School Dist. GO                                  5.50%             12/1/2017 (3)      805        871
Canal Winchester OH Local School Dist. GO                                  5.50%             12/1/2018 (3)      950      1,028
Canal Winchester OH Local School Dist. GO                                  5.50%             12/1/2019 (3)    1,080      1,166
Canton OH (Water Works System) GO                                          5.75%             12/1/2010 (2)    1,000      1,075
Canton OH (Water Works System) GO                                          5.85%             12/1/2015 (2)    1,000      1,068
Cincinnati OH City School Dist. Improvement GO                            5.375%             12/1/2015 (1)    3,350      3,599
Cincinnati OH Water System Rev.                                            5.50%                 12/1/2013    1,380      1,524
Cincinnati OH Water System Rev.                                            5.50%                 12/1/2015    2,000      2,155
Cleveland OH Airport System Rev.                                           0.00%              1/1/2005 (1)    3,975      3,942
Cleveland OH Airport System Rev.                                           5.25%              1/1/2012 (4)    4,985      5,280
Cleveland OH GO                                                           5.375%              9/1/2010 (2)    1,000      1,108
Cleveland OH GO                                                            5.50%             12/1/2011 (3)    1,340      1,490
Cleveland OH GO                                                           5.375%              9/1/2012 (2)    1,000      1,113
Cleveland OH GO                                                            5.50%             12/1/2012 (3)    1,415      1,569
Cleveland OH GO                                                            5.60%             12/1/2013 (3)    1,600      1,781
Cleveland OH GO                                                            5.50%             12/1/2020 (3)    1,135      1,203
Cleveland OH GO                                                            5.25%              8/1/2021 (3)    2,400      2,505
Cleveland OH Public Power System Rev.                                      5.25%            11/15/2016 (1)    5,950      6,308
Cleveland OH School Dist. GO                                               0.00%          12/1/2008 (3)LOC      400        345

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                                  MATURITY   AMOUNT     VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                                            COUPON                      DATE    (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Cleveland OH Water Works Rev.                                              5.50%              1/1/2013 (1)   $3,805 $    4,199
Cleveland OH Water Works Rev.                                              5.50%             1/1/2021 (1)*    9,635     10,528
Cleveland-Cuyahoga County OH Port Auth. Rev.
(Rock & Roll Hall of Fame)                                                 5.40%             12/1/2006 (2)    2,000      2,181
Columbus OH Regional Airport Auth. Airport Refunding Rev.                  5.50%              1/1/2017 (3)    1,385      1,470
Columbus OH Regional Airport Auth. Airport Refunding Rev.                  5.50%              1/1/2018 (3)    1,455      1,538
Columbus OH Regional Airport Auth. Airport Refunding Rev.                  5.50%              1/1/2019 (3)    1,000      1,051
Cuyahoga County OH (Capital Improvement) GO                                5.75%                 12/1/2012    2,000      2,236
Cuyahoga County OH (Capital Improvement) GO                                5.75%                 12/1/2013    2,000      2,236
Cuyahoga County OH (Capital Improvement) GO                                5.75%                 12/1/2014    2,000      2,236
Cuyahoga County OH (Capital Improvement) GO                                5.75%                 12/1/2015    1,710      1,882
Cuyahoga County OH Hosp. Refunding &
Improvement Rev. (Univ. Hosp.)                                            5.375%             1/15/2009 (1)    3,500      3,723
Cuyahoga County OH Hosp. Refunding &
Improvement Rev. (Univ. Hosp.)                                             5.50%             1/15/2019 (1)    7,545      8,005
Cuyahoga Falls OH Notes                                                    2.00%                12/16/2004    3,000      3,011
Defiance OH Waterworks System GO                                           5.65%             12/1/2018 (2)    1,130      1,235
Dublin County OH Variable Purpose GO                                       5.00%                 12/1/2020    2,500      2,551
Erie County OH Hosp. Fac. Rev.
(Firelands Regional Medical Center)                                        5.50%                 8/15/2022    1,750      1,750
Fairborn OH City School Dist. School Improvement GO                        6.40%             12/1/2015 (4)      500        576
Fairborn OH City School Dist. School Improvement GO                        5.50%             12/1/2016 (3)    1,840      1,992
Fairborn OH City School Dist. School Improvement GO                       5.375%             12/1/2020 (3)    1,200      1,274
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)                5.375%             6/15/2015 (1)    3,000      3,259
Franklin County OH Convention Center Rev.                                  0.00%             12/1/2007 (1)    4,355      3,924
Franklin County OH GO                                                     5.375%                 12/1/2020    4,255      4,547
Franklin County OH Hosp. Rev. (U.S. Health Corp.) VRDO                     1.04%              6/7/2004 LOC    1,700      1,700
Gallia County OH Hosp. Rev. (Holzer Medical Center)                       5.125%             10/1/2013 (2)    2,000      2,118
Garfield Heights OH City School Dist.
School Improvement GO                                                      5.50%            12/15/2018 (1)    1,640      1,776
Greater Cleveland OH Regional Transp. Auth. GO                             5.65%     12/1/2006 (3)(Prere.)    1,000      1,092
Greater Cleveland OH Regional Transp. Auth. GO                            5.375%             12/1/2010 (3)    1,665      1,813
Greene County OH Sewer System Rev.                                        5.125%             12/1/2020 (1)    2,000      2,067
Hamilton County OH Convention Center Fac. Auth. Rev.
Second Lien                                                                5.25%             12/1/2020 (3)    1,185      1,242
Hamilton County OH Convention Center Fac. Auth. Rev.
Second Lien                                                                5.25%             12/1/2021 (3)    1,245      1,298
Hamilton County OH Convention Center Fac. Auth. Rev.
Second Lien                                                                5.25%             12/1/2023 (3)    1,380      1,425
Hamilton County OH Convention Center Fac. Auth. Rev.
Second Lien                                                                5.25%             12/1/2024 (3)    1,455      1,494
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)                      5.20%             5/15/2009 (1)    2,000      2,151
Hamilton County OH Hosp. Fac. Rev. (Children's Hosp.)                     5.375%             5/15/2013 (1)    2,235      2,405
Hamilton County OH Hosp. Fac. Rev.
(Health Alliance of Greater Cincinnati) VRDO                               0.98%              6/7/2004 (1)      940        940
Hamilton County OH Hosp. Fac. Rev.
(Health Alliance of Greater Cincinnati) VRDO                               1.06%              6/7/2004 (1)      120        120
Hamilton County OH Sales Tax Rev.                                          0.00%             12/1/2028 (2)    9,915      2,555
Hamilton County OH Sales Tax Rev.
(Hamilton County Football)                                                 5.50%      6/1/2008 (1)(Prere.)      575        636
Hamilton County OH Sewer System Rev.                                       5.45%             12/1/2009 (3)    3,250      3,595

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                                  MATURITY   AMOUNT     VALUE*
                                                                          COUPON                      DATE    (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Hamilton County OH Sewer System Rev.                                      5.625%             12/1/2013 (1)    $ 965 $    1,073
Hamilton County OH Sewer System Rev.                                      5.625%             12/1/2014 (1)      755        839
Hamilton County OH Sewer System Rev.                                       5.25%             12/1/2015 (1)    1,000      1,066
Hamilton County OH Sewer System Rev.                                       5.25%             12/1/2018 (1)    1,355      1,434
Hamilton County OH Sewer System Rev.                                       5.25%             12/1/2019 (1)    1,000      1,052
Hamilton OH Electric System Rev. VRDO                                      1.05%              6/7/2004 (4)    1,850      1,850
Highland OH Local School Dist. School Improvement GO                       5.75%             12/1/2017 (4)    1,510      1,669
Hilliard OH School Dist. GO                                                5.75%     12/1/2005 (3)(Prere.)    2,000      2,158
Hilliard OH School Dist. GO                                                0.00%             12/1/2012 (3)    3,220      2,252
Hilliard OH School Dist. GO                                                0.00%             12/1/2013 (3)    3,220      2,133
Hilliard OH School Dist. GO                                                0.00%             12/1/2014 (3)    2,720      1,704
Hilliard OH School Dist. GO                                                0.00%             12/1/2015 (3)    3,720      2,190
Hilliard OH School Dist. GO                                                5.25%             12/1/2016 (3)    2,000      2,139
Indian Hill OH Exempt Village School Dist.
Hamilton County GO                                                         5.50%                 12/1/2015    1,295      1,402
Lake County OH Hosp. Fac. Rev. (Lake Hosp. System Inc.)                   5.375%             8/15/2015 (2)    2,900      3,071
Lake Ohio Local School Dist. Stark County OH GO                            5.75%             12/1/2021 (3)    1,000      1,092
Logan Hocking OH Local School Dist. GO                                     5.50%             12/1/2018 (1)    1,675      1,813
Lorain County OH GO                                                        5.50%             12/1/2015 (3)    1,000      1,097
Lorain County OH GO                                                        5.50%             12/1/2017 (3)    1,000      1,088
Lorain County OH GO                                                        5.50%             12/1/2022 (3)    1,500      1,591
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)                                             6.00%              9/1/2004 (1)    1,080      1,093
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)                                             6.00%              9/1/2008 (1)    1,250      1,378
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)                                            5.625%              9/1/2014 (1)    3,290      3,582
Lucas County OH Hosp. Rev. (ProMedica Health Care)                         5.75%       11/15/2014 (1)(ETM)    5,360      5,676
Lucas County OH Hosp. Rev. (ProMedica Health Care)                         5.75%            11/15/2014 (1)      640        698
Lucas County OH Hosp. Rev. (ProMedica Health Care)                        5.625%            11/15/2015 (2)    2,500      2,722
Lucas County OH Hosp. Rev. (ProMedica Health Care)                        5.625%            11/15/2017 (2)    2,075      2,252
Mad River OH Local School Dist. GO                                         5.75%             12/1/2016 (3)    1,195      1,335
Madison OH Local School Dist. Butler County GO                             5.75%             12/1/2026 (1)      750        812
Mahoning Valley OH Sanitation Dist. Water Rev.                             5.75%            11/15/2018 (4)    1,300      1,433
Marion OH GO                                                               5.40%             12/1/2020 (1)    1,000      1,066
Mason OH City School Dist. School Improvement GO                          5.375%                 12/1/2014    2,000      2,184
Mason OH City School Dist. School Improvement GO                          5.375%                 12/1/2015    4,095      4,399
Miami Univ. of OH General Receipts Refunding                               5.25%             12/1/2020 (2)    2,000      2,099
Middletown OH GO                                                           5.75%             12/1/2019 (3)    2,500      2,752
Milford OH Exempt Village School Dist.
School Improvement GO                                                      6.00%             12/1/2016 (4)    1,425      1,607
Milford OH Exempt Village School Dist.
School Improvement GO                                                      6.00%             12/1/2017 (4)    1,600      1,805
Montgomery County OH GO                                                    5.50%                 12/1/2019    1,165      1,252
Montgomery County OH Rev. (Catholic Health Initiative)                     5.50%                  9/1/2015    3,270      3,460
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO                                         1.05%                  6/7/2004    2,700      2,700
New Philadelphia OH School Dist. GO                                        6.25%             12/1/2017 (2)    2,300      2,308
Nordonia Hills OH Local School Dist. GO                                    0.00%             12/1/2011 (2)    1,200        884
Nordonia Hills OH Local School Dist. GO                                    0.00%             12/1/2012 (2)    1,700      1,186
North Olmsted OH GO (Library Improvement)                                  5.50%             12/1/2014 (3)    1,215      1,339

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                                  MATURITY   AMOUNT     VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                                            COUPON                      DATE    (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
North Olmsted OH GO (Library Improvement)                                  5.50%             12/1/2016 (3)   $1,355 $    1,468
Northeast Ohio Regional Sewer Dist. Rev.                                   5.60%            11/15/2013 (2)    1,880      1,996
Northeast Ohio Regional Sewer Dist. Rev.                                   5.60%            11/15/2014 (2)    1,500      1,593
Oak Hills OH Local School Dist. GO                                         7.20%             12/1/2009 (1)    1,625      1,930
Ohio Building Auth. Rev. (Admin. Building Fund)                            5.50%              4/1/2016 (4)    1,000      1,087
Ohio Building Auth. Rev. (State Correctional Fac.)                         5.95%     10/1/2004 (1)(Prere.)    3,000      3,077
Ohio Building Auth. Rev. (State Correctional Fac.)                         5.75%                  4/1/2014    2,000      2,234
Ohio Building Auth. Rev. (State Correctional Fac.)                         5.50%             10/1/2014 (4)    1,895      2,086
Ohio Building Auth. Rev. (State Fac. Art Building)                         5.50%                  4/1/2014    1,585      1,739
Ohio Building Auth. Rev. (State Fac. Art Building)                         5.50%                  4/1/2015    1,500      1,614
Ohio Building Auth. Rev.
(State Fac. Highway Safety Building Fund)                                  5.50%             10/1/2017 (4)    1,305      1,409
Ohio Building Auth. Rev.
(State Fac. Highway Safety Building Fund)                                  5.50%             10/1/2018 (4)    1,380      1,490
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)                                               5.50%                 10/1/2019    5,000      5,394
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)                                               6.50%                 10/1/2020      250        302
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) VRDO                                          1.06%                  6/7/2004      900        900
Ohio Higher Educ. Fac. Comm. Rev. (Denison Univ.)                          5.50%                 11/1/2014    1,000      1,102
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)                     5.75%              4/1/2019 (1)    4,000      4,338
Ohio Higher Educ. Fac. Comm. Rev. (John Carroll Univ.)                     5.85%              4/1/2020 (1)    2,875      3,131
Ohio Higher Educ. Fac. Comm. Rev. (Kenyon College) VRDO                    1.12%                  6/7/2004    1,500      1,500
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                        0.00%             12/1/2006 (3)    1,000        939
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                       5.375%             12/1/2013 (2)    2,900      3,165
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                       5.375%             12/1/2015 (2)    3,225      3,479
Ohio Higher Educ. Fac. Comm. Rev. (Univ. of Dayton)                       5.375%             12/1/2016 (2)    1,795      1,923
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)                           6.00%             5/15/2011 (1)    2,000      2,218
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)                           5.30%             5/15/2017 (1)    2,200      2,335
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)                          5.375%             5/15/2022 (1)    6,250      6,533
Ohio Housing Finance Agency Mortgage Rev.                                 5.025%                  3/1/2021      300        302
Ohio Housing Finance Agency Mortgage Rev.                                  5.45%                  9/1/2031    2,135      2,149
Ohio Housing Finance Agency Mortgage Rev.                                 5.625%                  3/1/2032    4,100      4,286
Ohio PCR (General Motors Corp.)                                           5.625%                  3/1/2015    3,000      3,126
Ohio PCR (Sohio Air British Petroleum Co.) VRDO                            1.08%                  6/1/2004      300        300
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO                     1.13%                  6/1/2004      400        400
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO                     1.13%                  6/1/2004      300        300
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.) VRDO                     1.13%                  6/1/2004    4,000      4,000
Ohio Solid Waste Rev. (Waste Management Inc.) PUT                          4.85%                 11/1/2007    2,500      2,571
Ohio State Parks & Recreation Capital Fac. Rev.                            5.50%                 12/1/2014      500        551
Ohio State Parks & Recreation Capital Fac. Rev.                            5.50%                 12/1/2015    2,245      2,427
Ohio State Univ. General Receipts Rev.                                     5.75%                 12/1/2013    1,000      1,117
Ohio State Univ. General Receipts Rev.                                     5.25%                 12/1/2015    4,595      4,940
Ohio State Univ. General Receipts Rev.                                     5.25%                  6/1/2023    3,000      3,087
Ohio Turnpike Comm. Turnpike Rev.                                          5.70%                 2/15/2006    1,000      1,081
Ohio Turnpike Comm. Turnpike Rev.                                          5.50%                 2/15/2018    3,150      3,381
Ohio Turnpike Comm. Turnpike Rev.                                          5.50%                 2/15/2019    2,235      2,402
Ohio Turnpike Comm. Turnpike Rev.                                          5.50%                 2/15/2020    1,570      1,685
Ohio Water Dev. Auth. PCR                                                  5.50%              6/1/2005 (1)    1,195      1,254
Ohio Water Dev. Auth. PCR                                                 5.125%              6/1/2019 (1)    1,900      1,957

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                                  MATURITY   AMOUNT     VALUE*
                                                                          COUPON                      DATE    (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)                      5.375%                 12/1/2018   $2,100 $    2,250
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)                      5.375%                 12/1/2020    2,170      2,289
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)                       5.50%              6/1/2021 (4)    1,215      1,342
Ohio Water Dev. Auth. Rev. (Fresh Water Improvement)                      5.375%                 12/1/2022    2,735      2,863
Ohio Water Dev. Auth. Rev. (Pure Water)                                    7.00%        12/1/2009 (2)(ETM)    1,500      1,689
Ohio Water Dev. Auth. Rev. (Pure Water)                                    5.50%             12/1/2011 (2)      250        253
Ohio Water Dev. Auth. Rev. (Pure Water) VRDO                               1.06%              6/7/2004 (1)    1,100      1,100
Olentangy OH Local School Dist. GO                                         5.50%             12/1/2015 (4)    2,000      2,184
Olentangy OH Local School Dist. GO                                         5.50%             12/1/2016 (4)    1,230      1,343
Olentangy OH Local School Dist.
School Fac. Construction & Improvement                                     5.50%           12/1/2019 (3)**    1,300      1,408
Olentangy OH Local School Dist.
School Fac. Construction & Improvement                                     5.50%           12/1/2019 (3)**    1,000      1,083
Olentangy OH Local School Dist.
School Fac. Construction & Improvement                                     5.50%           12/1/2020 (3)**    2,750      2,965
Olentangy OH Local School Dist.
School Fac. Construction & Improvement                                     5.50%           12/1/2020 (3)**    1,000      1,078
Olentangy OH Local School Dist.
School Fac. Construction & Improvement                                     5.25%           12/1/2021 (3)**    1,400      1,465
Olmsted Falls OH School Dist. GO                                           5.85%    12/15/2004 (3)(Prere.)    2,000      2,089
Olmsted Falls OH School Dist. GO                                           6.85%    12/15/2004 (3)(Prere.)      565        593
Parma OH Hosp. Improvement Rev.
(Parma Community General Hosp.)                                            5.25%                 11/1/2013    2,000      2,082
Perrysburg OH Exempted Village School Dist. GO                             5.75%             12/1/2013 (4)    1,385      1,583
Plain OH Local School Dist. GO                                             5.50%             12/1/2017 (3)    1,175      1,278
Reynoldsburg OH School Dist. GO                                            0.00%             12/1/2009 (3)    1,465      1,198
Reynoldsburg OH School Dist. GO                                            0.00%             12/1/2010 (3)    1,465      1,140
Richland County OH GO                                                      6.95%             12/1/2011 (2)      450        492
Richland County OH GO                                                      5.40%             12/1/2015 (2)    1,120      1,187
Rocky River OH City School Dist. GO                                       5.375%                 12/1/2017    2,200      2,391
Sugarcreek OH Local School Dist. GO                                        5.25%             12/1/2019 (1)    1,215      1,283
Sugarcreek OH Local School Dist. GO                                        5.25%             12/1/2020 (1)    1,460      1,532
Sugarcreek OH Local School Dist. GO                                        5.25%             12/1/2021 (1)    1,625      1,698
Summit County OH GO                                                        6.25%     12/1/2010 (3)(Prere.)    1,420      1,661
Summit County OH GO                                                        6.50%     12/1/2010 (3)(Prere.)    2,000      2,368
Summit County OH GO                                                        5.75%             12/1/2012 (3)    1,800      2,078
Summit County OH GO                                                        5.75%             12/1/2012 (3)    1,910      2,205
Summit County OH GO                                                        5.75%             12/1/2012 (3)    2,020      2,332
Summit County OH GO                                                        5.75%             12/1/2012 (3)    1,420      1,640
Summit County OH GO                                                        5.75%             12/1/2012 (3)    1,595      1,842
Summit County OH GO                                                        5.50%             12/1/2019 (3)    1,000      1,112
Summit County OH GO                                                        5.50%             12/1/2020 (3)    1,725      1,912
Summit County OH
Sanitary Sewer System Improvement GO                                       5.50%             12/1/2011 (3)    1,015      1,148
Toledo OH Waterworks Rev.                                                  5.25%            11/15/2013 (3)    2,000      2,173
Tri Valley OH Local School Dist. GO                                        5.50%             12/1/2016 (3)    1,255      1,389
Tri Valley OH Local School Dist. GO                                        5.50%             12/1/2019 (3)    1,785      1,978
Univ. of Akron OH General Receipts Rev.                                    5.50%              1/1/2010 (3)    2,545      2,848
Univ. of Cincinnati OH COP                                                 5.50%              6/1/2014 (1)    1,000      1,098
Univ. of Cincinnati OH General Receipts                                    5.75%              6/1/2015 (3)    1,000      1,105
Univ. of Cincinnati OH General Receipts                                    5.75%              6/1/2016 (3)    1,910      2,096

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                                  MATURITY   AMOUNT     VALUE*
OHIO LONG-TERM TAX-EXEMPT FUND                                            COUPON                      DATE    (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Univ. of Cincinnati OH General Receipts                                   5.375%                  6/1/2017   $1,000 $    1,062
Univ. of Cincinnati OH General Receipts                                    5.75%              6/1/2017 (3)    1,285      1,405
Univ. of Cincinnati OH General Receipts                                   5.375%                  6/1/2018    2,595      2,746
Univ. of Cincinnati OH General Receipts                                    5.75%              6/1/2018 (3)    1,500      1,637
Univ. of Cincinnati OH General Receipts                                    5.75%              6/1/2019 (3)    2,500      2,719
Univ. of Cincinnati OH General Receipts                                   5.375%                  6/1/2020    2,880      3,024
Univ. of Toledo OH General Receipts                                        5.25%              6/1/2014 (3)      975      1,051
Univ. of Toledo OH General Receipts                                        5.25%              6/1/2015 (3)    1,025      1,089
Univ. of Toledo OH General Receipts                                        5.25%              6/1/2016 (3)    1,080      1,146
Univ. of Toledo OH General Receipts VRDO                                   1.09%              6/1/2004 (3)    2,100      2,100
Westerville OH City School Dist. GO                                        5.50%              6/1/2011 (1)    2,000      2,235
Westerville OH City School Dist. GO                                        5.50%              6/1/2011 (1)    1,225      1,369
Woodridge OH School Dist. GO                                               6.80%             12/1/2014 (2)    2,000      2,409
Wooster OH School Dist. GO                                                 0.00%             12/1/2009 (4)    2,195      1,795
Wooster OH School Dist. GO                                                 0.00%             12/1/2010 (4)    2,265      1,761
Wooster OH School Dist. GO                                                 0.00%             12/1/2011 (4)    2,315      1,707
OUTSIDE OHIO:
Puerto Rico Highway & Transp. Auth. Rev.                                   5.50%                  7/1/2021    2,000      2,096
Puerto Rico GO                                                             5.50%              7/1/2018 (4)    2,000      2,238
Puerto Rico GO                                                             5.50%              7/1/2020 (3)    1,000      1,112
Puerto Rico GO                                                             5.50%                  7/1/2029    1,500      1,570
Puerto Rico Govt. Dev. Bank VRDO                                           0.97%              6/7/2004 (1)      300        300
Puerto Rico Highway & Transp. Auth. Rev.                                   5.50%              7/1/2019 (1)    2,000      2,231
Puerto Rico Highway & Transp. Auth. Rev. VRDO                              1.06%              6/7/2004 (2)    1,200      1,200
Puerto Rico Muni. Finance Agency                                           5.25%              8/1/2019 (4)    3,000      3,191
Puerto Rico Muni. Finance Agency                                           5.25%              8/1/2020 (4)    2,500      2,651
Puerto Rico Public Finance Corp.                                           6.00%                  8/1/2026    2,500      2,775
Puerto Rico Public Finance Corp.                                           5.50%                  8/1/2029    4,000      4,072
------------------------------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(COST $468,413)                                                                                                        489,817
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     9,397
Liabilities                                                                                                            (9,033)
                                                                                                                    ----------
                                                                                                                           364
                                                                                                                    ----------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 40,718,106 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)                                                                      $490,181
==============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                               $12.04
==============================================================================================================================

*See Note A in Notes to Financial Statements.
*Securities with a value of $546,000 have been segregated as initial margin for open futures contracts. **Securities purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2004.
For key to abbreviations and other references, see page 23.

--------------------------------------------------------------------------------
                                                            AMOUNT           PER
                                                             (000)         SHARE
--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                           $467,782        $11.48
Undistributed Net Investment Income                             --            --
Accumulated Net Realized Gains                               1,119           .03
Unrealized Appreciation (Depreciation)
Investment Securities                                       21,404           .53
Futures Contracts                                            (124)            --
--------------------------------------------------------------------------------
NET ASSETS                                                $490,181        $12.04
================================================================================

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

KEY TO ABBREVIATIONS
BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal  Housing  Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
The insurance does not guarantee the market value of the municipal bonds.
LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                             OHIO TAX-EXEMPT      OHIO LONG-TERM
                                           MONEY MARKET FUND     TAX-EXEMPT FUND
                                           -------------------------------------
                                                   SIX MONTHS ENDED MAY 31, 2004
--------------------------------------------------------------------------------
                                                       (000)               (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                            $3,768            $ 11,394
--------------------------------------------------------------------------------
    Total Income                                       3,768              11,394
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                          48                  33
    Management and Administrative                        419                 291
    Marketing and Distribution                            73                  38
  Custodian Fees                                           3                   3
  Shareholders' Reports                                    3                   3
--------------------------------------------------------------------------------
    Total Expenses                                       546                 368
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  3,222              11,026
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                             291               1,105
  Futures Contracts                                       --                 542
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                 291               1,647
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                   --            (14,826)
  Futures Contracts                                       --                (73)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)          --            (14,899)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM  OPERATIONS                          $3,513           $ (2,226)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------------
                                                                    OHIO TAX-EXEMPT                   OHIO LONG-TERM
                                                                   MONEY MARKET FUND                 TAX-EXEMPT FUND
                                                              ------------------------------    ------------------------------
                                                                SIX MONTHS              YEAR      SIX MONTHS              YEAR
                                                                     ENDED             ENDED           ENDED             ENDED
                                                              MAY 31, 2004     NOV. 30, 2003    MAY 31, 2004     NOV. 30, 2003
                                                                     (000)             (000)           (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                            $ 3,222           $ 6,884        $ 11,026          $ 22,842
  Realized Net Gain (Loss)                                             291                12           1,647             4,168
  Change in Unrealized Appreciation (Depreciation)                      --                --        (14,899)             9,786
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                                      3,513             6,896         (2,226)            36,796
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                            (3,222)           (6,884)        (11,026)          (22,842)
  Realized Capital Gain*                                                --                --         (3,643)           (1,402)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (3,222)           (6,884)        (14,669)          (24,244)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                           313,570           538,286          46,828            80,412
  Issued in Lieu of Cash Distributions                               3,016             6,398          10,971            17,591
  Redeemed                                                       (331,942)         (515,256)        (47,275)         (140,222)
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                                  (15,356)            29,428          10,524          (42,219)
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                       (15,065)            29,440         (6,371)          (29,667)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                              741,016           711,576         496,552           526,219
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                   $725,951          $741,016        $490,181          $496,552
==============================================================================================================================

1Shares Issued (Redeemed)
Issued                                                             313,570           538,286           3,777             6,482
Issued in Lieu of Cash Distributions                                 3,016             6,398             888             1,418
Redeemed                                                         (331,942)         (515,256)         (3,831)          (11,363)
------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding                     (15,356)            29,428             834           (3,463)
==============================================================================================================================

*Includes fiscal 2004 and 2003 short-term gain distributions by the Long-Term Tax-Exempt Fund totaling $851,000 and $69,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

OHIO TAX-EXEMPT MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED              YEAR ENDED NOVEMBER 30,
                                                               MAY 31,   -----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    2004     2003    2002     2001     2000     1999
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $1.00    $1.00   $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .004     .009    .014     .030     .039     .030
  Net Realized and Unrealized Gain (Loss)
    on Investments                                                  --       --      --       --       --       --
------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              .004     .009    .014     .030     .039     .030
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.004)   (.009)  (.014)   (.030)   (.039)   (.030)
  Distributions from Realized Capital Gains                         --       --      --       --       --       --
------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (.004)   (.009)  (.014)   (.030)   (.039)   (.030)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $1.00    $1.00   $1.00    $1.00    $1.00    $1.00
==================================================================================================================
TOTAL RETURN                                                     0.45%    0.95%   1.41%    3.02%    3.95%    3.04%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                            $726     $741    $712     $619     $473     $445
  Ratio of Total Expenses to Average Net Assets                 0.15%*    0.17%   0.17%    0.18%    0.16%    0.18%
  Ratio of Net Investment Income to Average Net Assets          0.89%*    0.94%   1.40%    2.90%    3.88%    3.00%
==================================================================================================================
*Annualized.

OHIO LONG-TERM TAX-EXEMPT FUND

------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED NOVEMBER 30,
                                                               MAY 31,   -----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    2004    2003     2002     2001     2000     1999
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $12.45  $12.14   $11.96   $11.53   $11.17   $12.02
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .272    .546     .564     .576     .593     .582
  Net Realized and Unrealized Gain (Loss)
    on Investments                                              (.318)    .343     .217     .430     .360   (.827)
------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            (.046)    .889     .781    1.006     .953   (.245)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.272)  (.546)   (.564)   (.576)   (.593)   (.582)
  Distributions from Realized Capital Gains                     (.092)  (.033)   (.037)      .--      .--   (.023)
------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (.364)  (.579)   (.601)   (.576)   (.593)   (.605)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $12.04  $12.45   $12.14   $11.96   $11.53   $11.17
==================================================================================================================
TOTAL RETURN                                                    -0.41%   7.44%    6.68%    8.86%    8.79%   -2.13%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                            $490    $497     $526     $484     $400     $379
  Ratio of Total Expenses to Average Net Assets                 0.15%*   0.15%    0.14%    0.17%    0.19%    0.19%
  Ratio of Net Investment Income to Average Net Assets          4.39%*   4.40%    4.67%    4.84%    5.27%    5.00%
  Portfolio Turnover Rate                                         13%*      4%      14%      19%      16%       8%
==================================================================================================================
*Annualized.











SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
Vanguard Ohio Tax-Exempt Funds comprise the Ohio Tax-Exempt Money Market and Ohio Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt
Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                             CAPITAL CONTRIBUTION   PERCENTAGE     PERCENTAGE OF
                                      TO VANGUARD      OF FUND        VANGUARD'S
OHIO TAX-EXEMPT FUND                        (000)   NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                 $105        0.01%             0.10%
Long-Term                                      73         0.01              0.07
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The funds' tax-basis capital gains and losses are determined only at the end of each fiscal year.

The Long-Term Tax-Exempt Fund had realized losses totaling $569,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2004, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $20,835,000, consisting of unrealized gains of $22,257,000 on securities that had risen in value since their purchase and $1,422,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31,  2004,  the  aggregate  settlement  value of open  futures  contracts
expiring  through  September  2004  and  the  related  unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------
                                                                (000)
                                                     ---------------------------
                                          NUMBER OF   AGGREGATE       UNREALIZED
                                       LONG (SHORT)  SETTLEMENT     APPRECIATION
OHIO TAX-EXEMPT FUND/FUTURES CONTRACTS    CONTRACTS       VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
Long-Term/10-Year Treasury Note               (125)     $13,547            ($67)
Long-Term/30-Year Treasury Bond                (60)       6,313             (57)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contacts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months  ended May 31,  2004,  the  Long-Term  Tax-Exempt  Fund
purchased   $47,013,000  of  investment   securities  and  sold  $30,704,000  of
investment securities, other than temporary cash investments.

--------------------------------------------------------------------------------
INVESTING IS FAST EASY AND SECURE ON VANGUARD.COM
--------------------------------------------------------------------------------

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE
     Use our PLANNING & ADVICE and RESEARCH  FUNDS & STOCKS  sections to:
* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education--by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE
     Log on to Vanguard.com to:
*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

     Find out what Vanguard.com can do for you. Log on today!

--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA
--------------------------------------------------------------------------------

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the       Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief          The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,    served by The Vanguard Group.
                     and Trustee
                     (129)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT          TRUSTEES
CHARLES D. ELLIS     Trustee               The Partners of `63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                 to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee               Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                 Chairman (January-September 1999), and Vice President (prior to
December 2002                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                           nications components); Board Member of the American Chemistry
                                           Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee               Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                 Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                     consumer products); Director of the University Medical Center at
July 1998                                  Princeton and Women's Research and Education Institute.
------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee               Chemical Bank Chairman's Professor of Economics, Princeton
(1932)               (127)                 University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                   ment fund) (since November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management firm) (since November 2001),
                                           Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                        POSITION(S) HELD WITH
NAME                    FUND (NUMBER OF
(YEAR OF BIRTH)         VANGUARD FUNDS
TRUSTEE/OFFICER         OVERSEEN BY
SINCE                   TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.   Trustee               Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                  (129)                 Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                  Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON      Trustee               Retired Chairman and Chief Executive  Officer of Rohm and Haas Co.
(1936)                  (129)                 (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                    Corp. (paper products), and AmerisourceBergen Corp.(pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary             Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                  (129)                 Secretary of The Vanguard Group and of each of the investment
June 2001                                     companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS       Treasurer             Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                  (129)                 investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.                          MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.                    RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                                GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group,

Vanguard.com, Vanguard IRA, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C)2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q962 072004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD OHIO TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD OHIO TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

       VANGUARD OHIO TAX-FREE FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  July 23, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.